Exhibit 99.1

AMENDED MASTER STOCK PURCHASE AGREEMENT

among

NISSIM TRABELSI,

SHAWN TELSI,

THE MAZZAL TRUST,

 B2 OPPORTUNITY FUND, LLC, and

MAZZAL HOLDING CORP., a Nevada corporation

Dated as of February 9, 2016

AMENDED MASTER STOCK PURCHASE AGREEMENT

This Amended Master Stock Purchase Agreement (this “Agreement”) is entered into as of February 9, 2016, by and among Nissim Trabelsi, an individual (“Trabelsi”), Shawn Telsi, an individual (“Telsi,” and collectively with Trabelsi, the “Selling Shareholders”), and The Mazzal Trust, a trust (the “Trust”), on the one hand, and B2 Opportunity Fund, LLC, a Nevada limited liability company (the “Buyer”), and Mazzal Holding Corp., a Nevada corporation (the “Company”). The Company, the Trust, the Buyer, and the Selling Shareholders may each be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A.	Mr. Trabelsi owns, as of the date of this Agreement, 45,800,000 shares of the Company’s common stock (the “Trabelsi Shares”).

B.	Mr. Telsi owns, as of the date of this Agreement, 9,500,000 shares of the Company’s common stock (the “Telsi Shares”).

C.	The Trust owns, as of the date of this Agreement, 150,000,000 shares of the Company’s common stock (the “Trust Shares”).

D.
The Selling Shareholders desire to sell the Trabelsi Shares and the Telsi Shares to the Buyer, pursuant to the terms of this Agreement, and the Buyer desires to purchase the Trabelsi Shares and the Telsi Shares pursuant to the terms of this Agreement.

E.
The Trust acquired the Trust Shares in connection with a sale by the Trust of property (the “Property”) consisting of “the land and all buildings thereon known as 171 Hart St., Taunton MA 02780.” The Property consists of approximately 25 acres, and is located in the Green Pines Townhomes subdivision, and the subdivision is managed by the Green Pines Townhomes Condominium Trust.

F.
The Trust desires to purchase the Property from the Company in exchange for the return of the Trust Shares, and the Company desires to sell the Property to the Company in exchange for the Trust Shares, all pursuant to the terms of this Agreement.

G.	Mr. Trabelsi, Mr. Telsi, and the Trust desire to enter into these transactions with the Buyer and the Company pursuant to the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises and obligations set forth hereafter, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
SALE AND PURCHASE OF SHARES

1.1 Sale and Purchase of Shares.  Subject to the terms and conditions of this Agreement, the Buyer will purchase from the Selling Shareholders, and the Selling Shareholders will sell and deliver to the Buyer, all of the 45,800,000 Trabelsi Shares and the 9,500,000 Telsi Shares (the “Acquired Shares”) owned by Trabelsi and Telsi, respectively.

1.2 Purchase Price.

(a) The total consideration for the Acquired Shares (the “Purchase Price”) shall be Three Hundred Fifteen Thousand Dollars ($315,000).

(b) Upon payment of the Purchase Price to Trabelsi and Telsi, the Company agrees to cancel the Trabelsi Shares and the Telsi Shares, and to issue new certificates as instructed by the Buyer.

(c) The new shares of common stock will bear restrictive legends that reference the applicable securities laws.

(d) The closing (the “Final Stock Purchase Closing”) shall occur on February 5, 2016.

(e) At the Final Stock Purchase Closing, subject to the terms and conditions of this Agreement:

(i) Mr. Trabelsi shall transfer all Trabelsi Shares owned by Mr. Trabelsi to the Buyer by instructing the transfer agent to transfer all 45,800,000 Trabelsi Shares to the Buyer, or the Buyer’s designee(s), with all necessary documents to permit immediate registration of the transfer thereof on the books of the Company, free and clear of any encumbrances (other than restrictions on transfer imposed by applicable securities Law), accompanied by such documents as required by the transfer agent, and shall have no further right, title, or interest to such Trabelsi Shares;

(ii) Mr. Telsi shall transfer all Telsi Shares owned by Mr. Telsi to the Buyer by instructing the transfer agent to transfer all 9,500,000 Telsi Shares to the Buyer’s designee(s), with all necessary documents and assurances in order to permit immediate registration of the transfer thereof on the books of the Company, free and clear of any encumbrances (other than restrictions on transfer imposed by applicable securities Law), and shall have no further right, title, or interest to such Telsi Shares;

(f) The Parties have appointed Kirton McConkie to act as Escrow Agent pursuant to that Escrow Agreement of even or near date herewith. The Parties understand, acknowledge, and agree that the Escrow Agent shall receive and hold the Net Purchase Price amount from Buyer and shall distribute the funds pursuant to the terms of the Escrow Agreement, including the payments set forth in Section 1.2(a)(i) through 1.2(a)(iv), and the payment to Mr. Trabelsi of the Closing Payment Amount, or such portion thereof as has been received by the Escrow Agent as of the Stock Purchase Closing date.  The Parties further understand, acknowledge, and agree that the Escrow Agent shall be instructed to release the Escrow Funds only upon receipt of all of the Trabelsi Shares, the Telsi Shares, and the Trust Shares (as discussed below), or upon being informed by the Company’s Transfer Agent (VStock Transfer, LLC), that the Trabelsi Shares, the Telsi Shares, and the Trust Shares have been returned to the Transfer Agent for transfer to the Buyer or for other disposition as instructed by the Buyer.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS

Each Selling Shareholder represents and warrants to the Buyer that the following representations are true and complete as of the Closing Date:

2.1 Authority.  Each Selling Shareholder has full power, authority and legal capacity to execute and deliver this Agreement and any other required documents or agreements (collectively, the “Transaction Documents”) to which such Selling Shareholder is a party and to perform the Selling Shareholder’s obligations thereunder.  This Agreement constitutes the valid and legally binding obligation of the Selling Shareholder, enforceable against Selling Shareholder in accordance with the terms of this Agreement.  Upon the execution and delivery by Selling Shareholder of each Transaction Document to which Selling Shareholder is a party, such Transaction Document will constitute the valid and legally binding obligation of Selling Shareholder enforceable against Selling Shareholder in accordance with the terms of such Transaction Document.

2.2 Share Ownership.  The Selling Shareholder owns of record and beneficially the number of Public House Shares set forth next to Selling Shareholder’s name on the Signature Page hereto, free and clear of any Encumbrance or restriction on transfer (other than any restriction under any securities Law).  The Selling Shareholder is not a party to any option, warrant, purchase right, right of first refusal, call, put or other Contract (other than this Agreement) that could require Selling Shareholder to sell, transfer or otherwise dispose of any of the Public House Shares.  At the Closing, Selling Shareholder will have duly transferred to the Buyer all of Selling Shareholder’s shares of the Company’s common stock, free and clear of any encumbrance.

2.3 No Conflicts.  Neither the execution and delivery of this Agreement nor the performance of the Transactions will, directly or indirectly, with or without notice or lapse of time:  (a) violate any Law to which Selling Shareholder, or any of Selling Shareholder’s shares, is subject; (b) violate, conflict with, result in a breach of, constitute a default under, result in the acceleration of or give any Person the right to accelerate the maturity or performance of, or to cancel, terminate, modify or exercise any remedy under, any Contract to which Seller is a party or by which Seller is bound or to which any of Seller’s shares is subject or the performance of which is guaranteed by Selling Shareholder; or (c) result in the imposition of any Encumbrance on any of Selling Shareholder’s shares.  Selling Shareholder need not notify, make any filing with, or obtain any Consent of, any Person in order to perform the Transactions.

2.4 Litigation.  There is no proceeding pending or, to Selling Shareholder’s knowledge, threatened or anticipated against Selling Shareholder relating to or affecting the transactions contemplated by this Agreement.

2.5 Securities Law.

(a) Selling Shareholder acknowledges that the offer and sale of the Preferred Stock is intended to be exempt from registration under the Securities Act and all applicable state securities Law.

(b) Selling Shareholder:  (i) has been furnished with a copy of Buyer’s SEC filings filed with the SEC and all reports or documents required to be filed thereafter with the SEC pursuant to the Securities Exchange Act of 1934, as amended; (ii) has been provided copies of all other reasonably requested material information regarding Buyer; and (iii) has been afforded an opportunity to ask questions of, and receive answers from, management of Buyer in connection with the Preferred Stock.  Selling Shareholder has not been furnished with any oral or written representation in connection with the purchase of the Preferred Stock by or on behalf of Buyer that Selling Shareholder has relied on that is not contained in this Agreement.

(c) Selling Shareholder: (i) is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act; (ii) has obtained, in its judgment, sufficient information to evaluate the merits and risks of the purchase of the Preferred Stock; (iii) has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks associated with such purchase of the Preferred Stock and to make an informed investment decision with respect thereto; and (iv) has consulted with its own advisors with respect to the purchase of the Preferred Stock.

(d) The Preferred Stock is being acquired for Selling Shareholder’s own account for investment and not for the benefit or account of any other Person and not with a view to, or in connection with, any resale or distribution thereof unless the shares of such Preferred Stock are subsequently registered under the Securities Act and under the applicable securities Law of such states or an exemption from such registration is otherwise available.  Selling Shareholder fully understands and agrees that it may have to bear the economic risk of the investment in the Preferred Stock for an indefinite period of time because, among other reasons, such Preferred Stock has not been registered under the Securities Act or under the securities Law of any states, and, therefore, the shares of such Preferred Stock are “restricted securities” and cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities Law of such states or an exemption from such registration is otherwise available.  Selling Shareholder understands that Buyer is not under any obligation to register such Preferred Stock on Selling Shareholder’s behalf or to assist Selling Shareholder in complying with any exemption from registration under the Securities Act or applicable state securities Law, except as set forth in the Transactional Documents.  Selling Shareholder understands that unless the shares of such Preferred Stock are eligible for sale pursuant to Rule 144(d), Buyer may require, as a condition to registering the transfer of such Preferred Stock, an opinion of counsel satisfactory to Buyer to the effect that such transfer does not violate such registration requirements.

ARTICLE III
PURCHASE AND SALE OF PROPERTY

The Company and the Trust agree as follows:

3.1 Sale of Property to Trust.

(a) Pursuant to the terms set forth below, on the Stock Purchase Closing date, the Company shall sell, transfer, and convey to the Trust, by special warranty deed or its equivalent under applicable Massachusetts law, all the Company’s right, title, and interest in and to the Property.

(b) As payment for the sale and conveyance of the Property, the Trust shall transfer 149,950,000 of the Trust Shares (the “Transferred Trust Shares”) owned by the Trust to the Buyer by instructing the transfer agent to cancel such shares, with all necessary documents and assurances in order to permit immediate registration of the cancellation thereof on the books of the Company.

(c) The Company and the Trust hereby agree to take all such actions, and to prepare and execute all such documents and agreements as are legally necessary to memorialize and effectuate the transfer of the Property from the Company to the Trust.

(d) The Trust agrees to indemnify the Company against any issues relating to the ownership of the Property by the Company prior to the sale of the Property by the Company to the Trust, including but not limited to any issues relating to title, encumbrances, construction and improvements, environmental issues, or any other issues relating to development of the Property by the Company

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
OF MAZZAL HOLDING CORP.

The Company represents and warrants to the Buyer as follows:

4.1 Organization, Qualification and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.  The Company is duly qualified to do business and is in good standing under the laws of its jurisdiction of organization and the laws of each jurisdiction where such qualification is required.  The Company has full corporate power and authority to conduct the businesses in which it is engaged, to own and use the properties and assets that it purports to own or use and to perform its obligations.  The Company does not currently maintain, nor has at any time in the past maintained, employees or assets of any kind in any jurisdiction outside of the United States. The Company has delivered to the Buyer correct and complete copies of the organizational documents of the Company.  The Company is not in violation of any of its organizational documents.  The minute books, the stock certificate books and the stock ledger of the Company, in each case as delivered or made available to the Buyer, are correct and complete.

4.2 Capitalization.  The entire authorized capital stock of the Company is as follows: the Company is authorized to issue 2,000,000,000 shares of common stock, $0.0001 par value, of which 210,000,000 shares are issued and outstanding.  All of the outstanding capital stock of the Company has been duly authorized and is validly issued, fully paid and nonassessable.  There are no outstanding securities convertible or exchangeable into capital stock of the Company or any options, warrants, purchase rights, subscription rights, preemptive rights, conversion rights, exchange rights, calls, puts, rights of first refusal or other Contracts that could require the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem capital stock of the Company.  There are no outstanding stock appreciation, phantom stock, profit participation or similar rights with respect to the Company.  The Company has not violated any securities laws in connection with the offer, sale or issuance of any of its capital stock or other equity or debt securities.  There are no voting trusts, proxies or other Contracts relating to the voting of the capital stock of the Company.  The Company does not control or own, directly or indirectly, any equity or profits interests in any Person or have the power, directly or indirectly, to elect any Persons to the board of directors or comparable governing body of any other Person.

4.3 Authority.  The Company has full corporate power and authority to execute and deliver this Agreement and each Transaction Document to which the Company is a party, and to perform its obligations hereunder and thereunder.  The execution, delivery and performance by the Company of this Agreement and each Transaction Document to which the Company is a party have been duly authorized by the board of directors of the Company.  This Agreement and each Transaction Document to which the Company is a party constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with the terms thereof.  Upon the execution and delivery by the Company of each Transaction Document to which it is a party, such Transaction Document will constitute the valid and legally binding obligation of the Company enforceable against it in accordance with the terms of such Transaction Document.

4.4 Title to and Sufficiency of Assets.  The Company has good and marketable title to the Property, free and clear of any encumbrances.  The assets owned by the Company include (a) all tangible and intangible property and assets necessary for the continued conduct of the Business and the provision of services therewith as of the Closing in the same manner as conducted prior to the Closing and in compliance in all material respects with all applicable laws, material contracts and permits as of the Closing and (b) all property and assets necessary to have generated the results of operations for the Business to perform under the material contracts.  The Company further represents and warrants that the Company will retain title to the assets, other than the Property, following the Stock Purchase Closing.

ARTICLE V
REPRESENTATIONS AND WARRANTIES REGARDING THE BUYER

The Buyer represents and warrants to the Seller as follows:

5.1 Organization and Authority.  The Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.  The Buyer has full corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder.  The execution and delivery by the Buyer of each Transaction Document to which the Buyer is a party and the performance by the Buyer of the Transactions have been duly approved by all requisite corporate action of the Buyer.  This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with the terms of this Agreement.  Upon the execution and delivery by the Buyer of each Transaction Document to which the Buyer is a party, such Transaction Document will constitute the valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with the terms of such Transaction Document.

5.2 No Conflicts.  Neither the execution and delivery of this Agreement nor the performance of the Transactions will, directly or indirectly, with or without notice or lapse of time:  (a) violate any Law to which the Buyer is subject; (b) violate any Organizational Document of the Buyer; or (c) violate, conflict with, result in a breach of, constitute a default under, result in the acceleration of or give any Person the right to accelerate the maturity or performance of, or to cancel, terminate, modify or exercise any remedy under, any Contract to which the Buyer is a party or by which the Buyer is bound or the performance of which is guaranteed by the Buyer.  The Buyer is not required to notify, make any filing with, or obtain any Consent of any Person in order to perform the Transactions.

5.3 Investment Intent.  The Buyer is acquiring the Trabelsi Shares and the Telsi Shares purchased hereunder for its own account and not with a view to distribution of such shares in violation of the Securities Act.

ARTICLE VI
MISCELLANEOUS

6.1 No Third-Party Beneficiaries.  This Agreement does not confer any rights or remedies upon any Person (including any employee of the Company) other than the Parties, their respective successors and permitted assigns and, as expressly set forth in this Agreement, any Indemnified Party.

6.2 Entire Agreement.  The Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter of the Transaction Documents and supersede all prior agreements (whether written or oral and whether express or implied) among any Parties to the extent related to the subject matter of the Transaction Documents (including any letter of intent or confidentiality agreement).

6.3 Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Seller may not assign, delegate or otherwise transfer (whether by operation of law or otherwise) any of Seller’s rights, interests or obligations in this Agreement without the prior written approval of the Buyer.  The Buyer may assign any or all of its rights or interests, or delegate any or all of its obligations, in this Agreement to (a) any successor to the Buyer, any successor to the Company, or any acquirer of a material portion of the businesses or assets of the Buyer or the Company, (b) one or more of the Buyer’s Affiliates, or (c) any lender to the Buyer or the Company as security for obligations to such lender.

6.4 Counterparts.  This Agreement may be executed by the Parties in multiple counterparts and shall be effective as of the date set forth above when each Party shall have executed and delivered a counterpart hereof, whether or not the same counterpart is executed and delivered by each Party.  When so executed and delivered, each such counterpart shall be deemed an original and all such counterparts shall be deemed one and the same document.  Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.

6.5 Notices.  Any notice pursuant to this Agreement must be in writing and will be deemed effectively given to another Party on the earliest of the date (a) three Business Days after such notice is sent by registered U.S. mail, return receipt requested, (b) one Business Day after receipt of confirmation if such notice is sent by facsimile, (c) one Business Day after delivery of such notice into the custody and control of an overnight courier service for next day delivery, (d) one Business Day after delivery of such notice in person and (e) such notice is received by that Party; in each case to the appropriate address below (or to such other address as a Party may designate by notice to the other Parties):

If to the Selling Shareholders:

1625 VFW Park Way
Boston, MA 02132
Attn:  Nissim S. Trabelsi,

If to the Buyer:

B2 Opportunity Fund, LLC
c/o Peter Peterson, Manager
6102 MacDill Avenue, Suite G
Tampa, Florida 33611
ATTN: Peter Peterson, CJ Floyd

6.6 Jurisdiction; Service of Process.  EACH PARTY (A) CONSENTS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN SUFFOLK COUNTY, MASSACHUSETTS (AND ANY CORRESPONDING APPELLATE COURT) IN ANY PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT (UNLESS OTHERWISE STATED TO THE CONTRARY IN ANY TRANSACTION DOCUMENT), (B) WAIVES ANY VENUE OR INCONVENIENT FORUM DEFENSE TO ANY PROCEEDING MAINTAINED IN SUCH COURTS AND (C) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, AGREES NOT TO INITIATE ANY PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT (UNLESS OTHERWISE STATED TO THE CONTRARY IN ANY TRANSACTION DOCUMENT) IN ANY OTHER COURT OR FORUM. PROCESS IN ANY SUCH PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD.

6.7 Venue. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF MASSACHUSETTS IN EACH CASE LOCATED IN THE COUNTY OF SUFFOLK COUNTY, MASSACHUSETTS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

6.8 Governing Law.  This Agreement and all other Transaction Documents (unless otherwise stated therein) will be governed by the laws of the State of Massachusetts without giving effect to any choice or conflict of law principles of any jurisdiction.

6.9 Amendments and Waivers.  No amendment of any provision of this Agreement will be valid unless the amendment is in writing and signed by the Buyer and the Seller.  No waiver of any provision of this Agreement will be valid unless the waiver is in writing and signed by the waiving Party.  The failure of a Party at any time to require performance of any provision of this Agreement will not affect such Party’s rights at a later time to enforce such provision.  No waiver by any Party of any breach of this Agreement will be deemed to extend to any other breach hereunder or affect in any way any rights arising by virtue of any other breach.

6.10 Severability.  Any provision of this Agreement that is determined by any court of competent jurisdiction to be invalid or unenforceable will not affect the validity or enforceability of any other provision hereof or the invalid or unenforceable provision in any other situation or in any other jurisdiction. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

6.11 Expenses.  Each Party will bear all expenses incurred by it or any of its representatives in connection with the transactions contemplated to be performed hereunder.  The Selling Shareholders will bear all expenses incurred by them or any of their representatives in connection with the transactions contemplated to be performed hereunder.  Except as otherwise expressly provided in this Agreement, the Buyer will bear all expenses incurred by the Buyer or any of its Representatives in connection with the Transactions contemplated hereunder.  In the event of termination of this Agreement, the obligation of each Party to pay its own expenses will be subject to any rights of such Party arising from a breach of this Agreement by another Party.

6.12 Construction.  The article and section headings in this Agreement are inserted for convenience only and are not intended to affect the interpretation of this Agreement.  Any reference in this Agreement to any Article or Section refers to the corresponding Article or Section of this Agreement.  Any reference in this Agreement to any Schedule or Exhibit refers to the corresponding Schedule or Exhibit attached to this Agreement and all such Schedules and Exhibits are incorporated herein by reference.  The word “including” in this Agreement means “including without limitation.”  This Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision in this Agreement.  Unless the context requires otherwise, any reference to any Law will be deemed also to refer to all amendments and successor provisions thereto and all rules and regulations promulgated thereunder, in each case as in effect as of the date hereof and the Closing Date.  All accounting terms not specifically defined in this Agreement will be construed in accordance with GAAP as in effect on the date hereof (unless another effective date is specified herein).  The word “or” in this Agreement is disjunctive but not necessarily exclusive.  All words in this Agreement will be construed to be of such gender or number as the circumstances require.  References in this Agreement to time periods in terms of a certain number of days mean calendar days unless expressly stated herein to be Business Days.  In interpreting and enforcing this Agreement, each representation and warranty will be given independent significance of fact and will not be deemed superseded or modified by any other such representation or warranty.

6.13 Specific Performance.  Each Party acknowledges that the other Parties would be damaged irreparably and would have no adequate remedy of law if any provision of this Agreement is not performed in accordance with its specific terms or otherwise is breached.  Accordingly, each Party agrees that the other Parties will be entitled to an injunction to prevent any breach of any provision of this Agreement and to enforce specifically any provision of this Agreement, in addition to any other remedy to which they may be entitled and without having to prove the inadequacy of any other remedy they may have at law or in equity and without being required to post bond or other security.

6.14 Further Assurances.  Each Party agrees to furnish upon request to any other Party such further information, to execute and deliver to any other Party such other documents, and to do such other acts and things, all as any other Party may reasonably request for the purpose of carrying out the intent of the Transaction Documents.

6.15 Public Announcement.  Because the Company is a publicly reporting company, the Parties agree that upon closing, the Company shall have the right to make such announcement, and provide such details about the purchase of the Trabelsi Shares and the Telsi Shares, as well as the sale of the Property by the Buyer from the Seller as Buyer deems appropriate, provided that Buyer show Seller such announcement prior to making such.  Seller further agrees that it shall not make any other announcement of this Agreement or the transaction contemplated hereby or by the Transaction Documents without the prior approval of the Buyer.

6.16  Attorneys’ Fees.  The prevailing party(ies) in any litigation, arbitration, bankruptcy, insolvency or other proceeding (“Proceeding”) relating to the enforcement or interpretation of this Agreement may recover from the unsuccessful party(ies) all costs, expenses, and actual attorney's fees (including expert witness and other consultants' fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including one to enforce or collect any judgment or award resulting from the Proceeding.  All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's fees.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amended Master Stock Purchase Agreement as of the date first written above.

THE COMPANY:
MAZZAL HOLDING CORP.

By:           /s/ Nissim Trabelsi
Name:      Nissim Trabelsi
Its:           CEO

SELLING SHAREHOLDERS

/s/ Nissim Trabelsi
                Nissim Trabelsi

/s/ Shawn Telsi
                Shawn Telsi

The Mazzal Trust

By:           /s/ Nissim Trabelsi
Name:      Nissim Trabelsi
Title:        Trustee

BUYER
B2 Opportunity Fund, LLC

By: /s/ Peter Peterson
Peter Peterson, Manager